UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
March 1, 2005
Date of Report (date of earliest event reported)
NATIONAL DENTEX CORPORATION
(Exact name of registrant as specified in its charter)
Commission file number 000-23092

MASSACHUSETTS	04-2762050

(State or Other Jurisdiction of Incorporation	(I.R.S. Employer Identification No.)
or Organization)

526 Boston Post Road, Wayland, MA	01778

(Address of Principal Executive Offices)	(Zip Code)
(508) 358-4422
(Registrant’s Telephone No., including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
As reported on our Current Report on Form 8-K filed under Item 8.01 and Item 9.01(c) on March 2, 2005, National Dentex Corporation (“National Dentex”) issued a press release announcing its acquisition of Green Dental Laboratories, Inc., of Heber Springs, Arkansas (“Green Dental”).
This Form 8-K/A amends the Current Report on Form 8-K filed on March 2, 2005 to include a discussion of the terms of the transaction under this Item 2.01 (Completion of Acquisition or Disposition of Assets), as well as to include Item 9.01(a) (Financial Statements of Businesses Acquired), Item 9.01(b) (Pro Forma Financial Information) and Item 9.01(d) (Exhibits).
National Dentex acquired all of the outstanding capital stock of Green Dental, an Arkansas corporation, from its two shareholders, John W. Green IV and Richard M. Nordskog, effective March 1, 2005. The assets of Green Dental acquired by National Dentex as a result of this transaction included accounts receivable, intangible assets in the form of goodwill, customer relationships, trade names, and non-competition agreements, and the property, plant and equipment located at 1099 Wilburn Road in Heber Springs, Arkansas, consisting of six major buildings approximating 27,200 square feet and located on two contiguous parcels of land totaling approximately 10.7 acres. The acquisition was completed subject to the various terms and conditions contained in the Stock Purchase Agreement among the parties, filed as Exhibit 10.1 of this Form 8-K/A.
The cost of the acquisition, net of cash acquired, was approximately $22,325,000. National Dentex borrowed against the majority of its then-existing acquisition facility with Bank of America, N.A. in March 2005 to finance the acquisition. In August 2005 National Dentex paid down this acquisition facility with the proceeds of a $20 million term loan with Bank of America, N.A.
As previously reported on our Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, the final allocation of the total purchase price based on a valuation analysis performed by a third party was as follows:

Green Dental Laboratories, Inc.	Final Value
Total Purchase Price	$23,443,000
Less Fair Market Values Assigned to Tangible Assets and Liabilities:
Cash	1,118,000
Accounts receivable	1,488,000
Inventories	595,000
Property, plant and equipment	3,592,000
Other assets	36,000
Accounts payable	(496,000)
Accrued liabilities and other	(3,742,000)
Assumed Long-term Debt	(96,000)
Less Fair Market Values Assigned to Intangible Assets:
Customer relationships	2,900,000
Trade names	2,400,000
Non-compete agreements	618,000

Goodwill	$15,030,000

Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired

The following financial statements of the acquired business, Green Dental Laboratories, Inc., are submitted at the end of this Amendment to Current Report on Form 8-K/A, and are filed herewith and incorporated herein by reference.

Financial Statements	Page

Audited Financial Statements of Green Dental Laboratories, Inc.	F-1
(b)	Pro Forma Financial Information

The following pro forma financial information of National Dentex Corporation and the acquired business, Green Dental Laboratories, Inc., is submitted at the end of this Amendment to Current Report on Form 8-K/A, and is filed herewith and incorporated herein by reference.

Pro Forma Financial Information

National Dentex Corporation and Green Dental Laboratories, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements	F-12
(d)	Exhibits
10.1	Stock Purchase Agreement dated as of March 1, 2005, by and among John W. Green IV, Richard M. Nordskog, as shareholders of Green Dental Laboratories, Inc., an Arkansas corporation, and National Dentex Corporation, a Massachusetts corporation.

23.1	Consent of Hudson, Cisne & Co. LLP

99.1	Press release of National Dentex Corporation dated March 2, 2005 (previously filed).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL DENTEX CORPORATION
Registrant

January 26, 2006	By:	/s/ Richard F. Becker, Jr.

Richard F. Becker, Jr.
Executive Vice President, Treasurer and Chief Financial Officer

GREEN DENTAL LABORATORIES, INC.
FINANCIAL STATEMENTS AND SUPPLEMENTARY INFORMATION
DECEMBER 31, 2004 AND 2003
with
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
The Stockholders
Green Dental Laboratories, Inc.
We have audited the accompanying consolidated balance sheets of Green Dental Laboratories, Inc., as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in stockholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Green Dental Laboratories, Inc., as of December 31, 2004 and 2003, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page F-11 is presented for purposes of further analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic consolidated financial statements, and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Hudson, Cisne & Co. LLP
February 23, 2005

GREEN DENTAL LABORATORIES, INC.
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2004 AND 2003

	2004	2003
ASSETS

Current assets:
Cash	$339,248	$451,221
Trade accounts receivable, net of allowance for doubtful accounts of $24,000	1,562,492	1,295,495
Accounts receivable — employees	3,467	1,219
— related party	—	2,215
Marketable securities	67,118	54,066
Inventories	457,266	477,995
Prepaid expenses	32,872	105,444

Total current assets	2,462,463	2,387,655

Net property, plant and equipment	1,721,518	1,876,010

Other assets:
Investment in Professional Dental Arts, LLC	338,238	334,562
Assets not used in operations, net	149,608	149,626
Intangible assets	108,858	122,901
Other	2,433	2,432

Total other assets	599,137	609,521

	$4,783,118	$4,873,186

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Current maturities of long-term debt	$225,923	$217,826
Note payable	250,611	410,912
Trade accounts payable	140,129	63,521
Accrued liabilities	402,323	289,176

Total current liabilities	1,018,986	981,435

Long-term debt, less current maturities	636,397	856,201

Stockholders’ equity:
Common stock, $0.01 par value; 235,500 shares authorized, issued and outstanding	2,504	2,504
Additional paid in capital	310,051	310,051
Retained earnings	2,931,218	2,893,266
Accumulated other comprehensive income:
Unrealized loss on securities available-for-sale	(20,538)	(74,771)

	3,223,235	3,131,050
Less treasury stock, at cost, 14,900 shares	(95,500)	(95,500)

Total stockholders’ equity	3,127,735	3,035,550

	$4,783,118	$4,873,186

See accompanying notes.

GREEN DENTAL LABORATORIES, INC.
CONSOLIDATED STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003
Sales	$16,672,888	$15,755,652

Cost of sales	8,993,849	8,344,807

Gross profit	7,679,039	7,410,845

Selling, general and administrative expenses	7,455,539	6,981,107

Income from operations	223,500	429,738

Other income (expense):
Interest income	10,765	2,887
Miscellaneous	8,267	10,835
(Loss) gain on sale of assets	(2,324)	3,837
Loss on disposal of investments	(42,690)	(23,566)
Gain (loss) from subsidiary	53,615	(165,438)

Total other income (expense)	27,633	(171,445)

Income before income taxes	251,133	258,293

Income taxes	2,493	2,461

Net income	248,640	255,832

Unrealized gain on securities available-for-sale	54,233	19,754

Comprehensive income	$302,873	$275,586

See accompanying notes.

GREEN DENTAL LABORATORIES, INC.
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
YEARS ENDED DECEMBER 31, 2004 AND 2003

				Accumulated
		Additional		other		Total
	Common	paid in	Retained	comprehensive	Treasury	stockholders’
	stock	capital	earnings	income	stock	equity
Balance — January 1, 2003	$2,504	$310,051	$2,787,434	$(94,525)	$(95,500)	$2,909,964

Dividends	—	—	(150,000)	—	—	(150,000)

Net income	—	—	255,832	—	—	255,832

Unrealized gain on securities available-for-sale	—	—	—	19,754	—	19,754

Balance — December 31, 2003	2,504	310,051	2,893,266	(74,771)	(95,500)	3,035,550

Dividends	—	—	(210,688)	—	—	(210,688)

Net income	—	—	248,640	—	—	248,640

Unrealized gain on securities available-for-sale	—	—	—	54,233	—	54,233

Balance — December 31, 2004	$2,504	$310,051	$2,931,218	$(20,538)	$(95,500)	$3,127,735

See accompanying notes.

GREEN DENTAL LABORATORIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003
Cash flows from operating activities:
Net income	$248,640	$255,832
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	396,140	424,814
Loss (gain) on sale of assets	2,324	(3,837)
Loss on disposal of investments	42,690	23,566
(Gain) loss from investment in subsidiaries	(53,615)	165,438
Changes in assets and liabilities:
Trade accounts receivable	(266,997)	52,039
Accounts receivable — employees	(2,248)	1,381
— related party	2,215	(2,215)
Inventories	20,729	7,642
Prepaid expenses	72,572	(7,568)
Trade accounts payable	76,608	(94,787)
Accrued liabilities	113,147	(12,340)

Net cash provided by operating activities	652,205	809,965

Cash flows from investing activities:
Purchase of property and equipment	(231,111)	(175,325)
Proceeds from sale of assets	351,139	14,479
Purchase of marketable securities	(1,509)	(1,414)
Investment in subsidiaries	(300,000)	(500,000)

Net cash used in investing activities	(181,481)	(662,260)

Cash flows from financing activities:
Proceeds from borrowings	—	500,000
Repayment of borrowings	(372,009)	(338,378)
Dividend distributions	(210,688)	(150,000)

Net cash (used in) provided by financing activities	(582,697)	11,622

Net change in cash	(111,973)	159,327

Cash — beginning of year	451,221	291,894

Cash — end of year	$339,248	$451,221

See accompanying notes.

GREEN DENTAL LABORATORIES, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Note 1: Summary of significant accounting policies
     Nature of operations
Green Dental Laboratories, Inc., incorporated in 1983, produces dentistry products. The Company’s customers are located primarily in the southern United States.
     Principles of consolidation
The consolidated financial statements include the Company’s investment in Professional Dental Arts, LLC (PDA), a Colorado limited liability company that they have the ability to control operating and financial policies. The Company accounts for its investment in PDA on the equity method. Under the equity method, the Company recognizes its share in the net income or losses which increase or reduces its investment in the subsidiary.
     Concentration of credit risk — cash
At December 31, 2004, and periodically throughout the year, the Company had cash balances at Arkansas banks in excess of federally insured limits. However, the Company does not believe that it is subject to any unusual credit risk beyond the normal credit risk associated with commercial banking relationships.
     Inventories
Inventories consist of raw materials and are stated at cost which approximates market. Cost is determined by the average cost method.
     Depreciation
Property, plant and equipment are stated at cost less accumulated depreciation. Depreciation is computed by straight-line and accelerated methods. The estimated useful lives by major asset classifications are as follows:

Years
Building	15 - 39
Equipment	5 - 7
Vehicles	5 - 7
Depreciation expense was $382,097 in 2004 and $410,771 in 2003.
     Cash flow information
The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.
Cash payments for income taxes were $2,493 in 2004 and $2,461 in 2003. Cash paid for interest amounted to $77,184 in 2004 and $82,283 in 2003.
     Income taxes
The Company, with the consent of the stockholders, filed an election to be treated as an S Corporation under Section 1362(a) of the Internal Revenue Code effective for the year beginning October 1, 1995. Under such election, the income of the Company is taxable to the stockholders of the Corporation.

GREEN DENTAL LABORATORIES, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Note 1: Summary of significant accounting policies (continued)
     Use of estimates
In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.
     Reclassifications
Certain reclassifications have been made to the 2003 financial statements to conform to the 2004 presentation.
Note 2: Net property, plant and equipment
The costs by major categories of property, plant and equipment are summarized below:

	2004	2003
Land	$101,925	$99,125
Buildings	2,116,062	2,084,649
Equipment	2,375,818	2,272,197
Vehicles	350,398	322,607
Computer software	190,426	185,986
Computer hardware	192,332	178,607

	5,326,961	5,143,171
Less accumulated depreciation	3,605,443	3,267,161

	$1,721,518	$1,876,010

Note 3: Assets not used in operations

Assets not used in operations consist of:

Rental property — building	$217,242	$206,451
Less accumulated depreciation	67,634	56,825

	$149,608	$149,626

Note 4: Profit sharing plan
The Company has a defined contribution retirement plan covering substantially all employees. Company contributions to the plan are determined by the Board of Directors. Contributions of $258,246 and $231,759 have been charged to income during 2004 and 2003, respectively.

GREEN DENTAL LABORATORIES, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Note 5: Line of credit
The Company has a 4.25% line of credit with Heber Springs State Bank which is secured by accounts receivable and inventory, and is due on demand. The outstanding balances at December 31, 2004 and 2003, were $250,611 and $410,912, respectively.
Note 6: Long term debt

	2004	2003
6.35% bank note, due $13,255 monthly including interest, balance due June 2008, secured by real estate, equipment, inventories, and accounts receivable, due on demand	$500,133	$621,792
6.35% bank note, due $9,745 monthly including interest, balance due June 2008, secured by real estate, equipment, inventories, and accounts receivable, due on demand	362,187	452,235

	862,320	1,074,027
Less current maturities	225,923	217,826

Total long term debt	$636,397	$856,201

Scheduled maturities of long-term debt at December 31, 2004, follow:

2005	$225,923
2006	240,694
2007	256,431
2008	139,272

$862,320

Note 7: Subsequent events
Subsequent to December 31, 2004, the stockholders of the Company entered into a sales agreement with National Dentex Corporation (NDC) whereby NDC will acquire all of the outstanding shares of the Company’s stock. The sales transaction is expected to be completed in March 2005.

SUPPLEMENTARY INFORMATION
GREEN DENTAL LABORATORIES, INC.
SCHEDULES OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003
Selling expenses:
Marketing and seminar expenses	$81,172	$54,766
Promotional items	264	248
Travel and entertainment	285,856	252,968

Total selling expenses	367,292	307,982

General and administrative expenses:
Donations	119,652	93,362
Dues and subscriptions	44,010	44,941
Officer salaries	660,827	618,574
Office salaries	1,030,446	964,622
Management fees	2,795,573	2,550,000
Auto	102,506	89,561
Employee relations	48,635	43,754
Training	33,086	22,499
Insurance — group	430,064	449,915
— other	143,700	161,072
Payroll taxes	150,297	132,194
Profit sharing	258,246	231,759
Professional fees	109,304	96,018
Repairs and maintenance	138,187	153,355
Building rent	30,010	29,061
Equipment rent	38	856
Depreciation and amortization	396,140	424,814
Interest	77,184	82,283
Office supplies	43,461	46,165
Supplies	3,212	2,712
Janitorial	66,911	65,276
Utilities	138,779	145,750
Bad debts	68,889	5,254
Freight	90,403	79,006
Linen and laundry	28,884	24,170
Postage	15,681	14,095
Taxes — other	26,251	26,015
— sales and use	33,833	33,492
Miscellaneous	4,038	42,550

Total general and administrative expenses	7,088,247	6,673,125

Total selling, general and administrative expenses	$7,455,539	$6,981,107

NATIONAL DENTEX CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2004
The following unaudited pro forma statement of income for the year ended December 31, 2004 has been prepared in accordance with principles generally accepted in the United States to give effect to the March 1, 2005 acquisition of Green Dental Laboratories, Inc. as if the transaction occurred on January 1, 2004. The pro forma statement of income combines the results of operations of National Dentex Corporation for the year ended December 31, 2004 with the results of operations of Green Dental Laboratories, Inc. for the year ended December 31, 2004.

				Pro Forma Adjustments
				Deduct:		Add:
	National	Green		Nonrecurring		Additional		Pro Forma
	Dentex	Dental	Combined	Charges		Charges		Results

Net Sales	$111,752,547	$16,672,888	$128,425,435	$		$		$128,425,435

Cost of goods sold	66,952,585	8,993,849	75,946,434	(125,000)	(1)	81,659	(7)	75,903,093

Gross profit	44,799,962	7,679,039	52,479,001	125,000		(81,659)		52,522,342

Selling, general and administrative expenses	35,755,242	7,455,539	43,210,781	(3,302,429)	(2)	773,693	(7,8,9)	40,682,045

Operating income	9,044.720	223,500	9,268,220	3,427,429		(855,352)		11,840,297

Other income (expense)	(404,343)	16,868	(387,475)	66,260	(3)	—		(321,215)

Interest income (expense)	(42,324)	10,765	(31,559)	(10,765)	(4)	(1,140,000)	(10)	(1,182,324)

Income before provision for income taxes	8,598,053	251,133	8,849,186	3,482,924		(1,995,352)		10,336,758

Provision for income taxes	3,439,221	2,493	3,441,714	1,390,677	(5)	(798,141)	(5)	4,034,250

Net income	5,158,832	248,640	5,407,472	2,092,247		(1,197,211)		6,302,508

Unrealized gain on securities available for sale	—	54,233	54,233	(54,233)	(6)	—		—

Comprehensive income	$5,158,832	$302,873	$5,461,705	$2,038,014		$(1,197,211)		$6,302,508

Net income per share:
Basic			$1.05					$1.22
Diluted			$1.00					$1.15
Weighted average shares O/S:
Basic			5,186,589					5,186,589
Diluted			5,465,106					5,465,106

NATIONAL DENTEX CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
The following unaudited pro forma statement of income for the nine months ended September 31, 2004 has been prepared in accordance with principles generally accepted in the United States to give effect to the March 1, 2005 acquisition of Green Dental Laboratories, Inc. as if the transaction occurred on January 1, 2004. The pro forma statement of income combines the results of operations of National Dentex Corporation for the nine months ended September 30, 2004 with the results of operations of Green Dental Laboratories, Inc. for the nine months ended September 30, 2004.

				Pro Forma Adjustments
				Deduct:		Add:
	National	Green		Nonrecurring		Additional		Pro Forma
	Dentex	Dental	Combined	Charges		Charges		Results
Net Sales	$84,154,006	$12,686,868	$96,840,874	$		$		$96,840,874

Cost of goods sold	49,893,811	6,444,768	56,338,579	(93,750	) (1)	61,254	(7)	56,306,083

Gross profit	34,260,195	6,242,100	40,502,295	93,750		(61,254)		40,534,791

Selling, general and administrative expenses	26,380,693	4,474,833	30,855,526	(1,368,473	) (2)	580,260	(7,8,9)	30,067,313

Operating income	7,879,502	1,767,267	9,646,769	1,462,223		(641,514)		10,467,478

Other income (expense)	(287,192)	(137,383)	(424,575)	18,902	(3)			(405,673)

Interest income (expense)	(28,310)	1,126	(27,184)	(1,126	) (4)	(855,000	) (10)	(883,310)

Income before provision for income taxes	7,564,000	1,631,010	9,195,010	1,479,999		(1,496,514)		9,178,495

Provision for income taxes	3,025,600	2,493	3,028,093	589,507	(5)	(598,606	) (5)	3,018,994

Net income	4,538,400	1,628,517	6,166,917	890,492		(897,908)		6,159,501

Unrealized gain on securities available for sale	—	—	—	—		—		—

Comprehensive income	$4,538,400	$1,628,517	$6,166,917	$890,492		$(897,908)		$6,159,501

Net income per share:
Basic			$1.19					$1.19
Diluted			$1.13					$1.13
Weighted average shares O/S:
Basic			5,175,353					5,175,353
Diluted			5,446,958					5,446,958

NATIONAL DENTEX CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005
The following unaudited pro forma statement of income for the nine months ended September 31, 2005 has been prepared in accordance with principles generally accepted in the United States to give effect to the March 1, 2005 acquisition of Green Dental Laboratories, Inc. as if the transaction occurred on January 1, 2005. The pro forma statement of income combines the results of operations of National Dentex Corporation for the nine months ended September 30, 2005 with the results of operations of Green Dental Laboratories, Inc. for the nine months ended September 30, 2005.

				Pro Forma Adjustments
				Deduct:		Add:
	National	Green		Nonrecurring		Additional		Pro Forma
	Dentex	Dental	Combined	Charges		Charges		Results
Net Sales	$101,504,126	$2,714,467	$104,218,593	$		$		$104,218,593

Cost of goods sold	58,054,516	1,357,115	59,411,631	(20,833	) (1)	13,610	(7)	59,404,408

Gross profit	43,449,610	1,357,352	44,806,962	20,833		(13,610)		44,814,185

Selling, general and administrative expenses	33,129,867	1,098,913	34,228,780	(437,208	) (2)	128,949	(7,8,9)	33,920,521

Operating income	10,319,743	258,439	10,578,182	458,041		(142,559)		10,893,664

Other income (expense)	(362,434)	97,556	(264,878)	24,394	(3)	—		(240,484)

Interest income (expense)	(539,711)	1,209	(538,502)	(1,209	) (4)	(190,000	) (10)	(729,711)

Income before provision for income taxes	9,417,598	357,204	9,774,802	481,226		(332,559)		9,923,469

Provision for income taxes	3,672,863	—	3,672,863	192,490	(5)	(133,024	) (5)	3,732,329

Net income	5,744,735	357,204	6,101,939	288,736		(199,535)		6,191,140

Unrealized gain on securities available for sale	—	—	—	—		—		—

Comprehensive income	$5,744,735	$357,204	$6,101,939	$288,736		$(199,535)		$6,191,140

Net income per share:
Basic			$1.15					$1.17

Diluted			$1.10					$1.11

Weighted average shares O/S:
Basic			5,309,621					5,309,621
Diluted			5,563,621					5,563,621

National Dentex Corporation
Notes to Unaudited Pro Forma Statements of Income
(1)	To record estimated material savings from National Dentex vendor arrangements.

(2)	To eliminate estimated non recurring expenses including labor and related benefits, management fees, contributions, professional fees and travel expenses.

(3)	To eliminate non recurring other expense including amortization, equity in subsidiary and losses on disposition of assets.

(4)	To eliminate interest income.

(5)	Represents the tax effects of the above adjustments at the marginal tax rate of 40%.

(6)	To eliminate unrealized gain on securities.

(7)	To reflect the estimated increase in depreciation arising from fair market value adjustments to Green’s property, plant and equipment:

			Nine Months	Nine Months
	Expected	Year Ended	Ended	Ended
	Useful	December	September	September
	Lives	2004	2004	2005
Cost of Goods Sold:
Building Improvements	25	$44,688	$33,525	$7,448
Land Improvements	9	12,006	9,009	2,001
Leasehold Improvements	6	(193)	(144)	(32)
Laboratory Equipment	10	24,135	18,099	4,023
Machinery and Equipment	10	1,023	765	170

Total		$81,659	$61,254	$13,610

Selling, General and Administrative:
Computer Software	3	$3,519	$2,637	$586
Computer Hardware	3	2,776	2,079	463
Furniture & Fixtures	5	5,561	4,167	927
Vehicles	3	34,104	25,578	5,684

Total		$45,960	$34,461	$7,660

National Dentex Corporation
Notes to Unaudited Pro Forma Statements of Income (continued)
(8)	To reflect the estimated increase in amortization of identifiable intangible assets:

		Nine Months	Nine Months
	Year Ended	Ended	Ended
	December	September	September
	2004	2004	2005
Non Competes	$102,733	$77,049	$17,122

Customer Relationships	225,000	168,750	37,500

	$327,733	$245,799	$54,622

(9)	To record cost of consulting arrangement and related travel and expenses of former owner.

		Nine Months	Nine Months
	Year Ended	Ended	Ended
	December	September	September
	2004	2004	2005
Consulting, and Travel	$400,000	$300,000	$66,667
(10)	To record incremental interest expense associated with the debt financing used to pay for a portion of the acquisition of Green Dental. The interest rate is variable and is determined based upon LIBOR for the applicable borrowing period plus an applicable margin. For purposes of determining the adjustment to interest expense in the unaudited pro forma combined statements of income, the LIBOR rate at the date of acquisition of 4.25% was used with a margin of 1.75%, resulting in an interest rate of 6.0%. A change of 1/4 percent in the interest rate would result in an additional $47,500 in interest before tax on an annual basis and $28,500 net of tax.